UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2012

CAMPBELL GLOBAL TREND FUND
(Exact name of registrant as specified in charter)

Delaware	000-54311	27-1412568
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Campbell & Company, Inc.
2850 Quarry Lake Drive
Baltimore, Maryland 21209
(Address of principal executive offices, including zip code)

(410) 413-2600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2012, the Agreement of Limited Partnership between the Registrant and its General Partner, Campbell & Company, Inc., was amended to remove the 1% General Partner Fee paid by the Registrant to the General Partner. A copy of the Fourth Amended and Restated Agreement of Limited Partnership is attached as an exhibit to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPBELL GLOBAL TREND FUND, L.P.

		By:	Campbell & Company, Inc.,
its General Partner

Date:	April 2, 2012	By:	/s/ Thomas P. Lloyd
Thomas P. Lloyd
General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Document
3.01	Fourth Amended and Restated Agreement of Limited Partnership